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                                                               Exhibit 10.3.1.b
                               AMENDMENT NO. 2

                                      TO

                             AMENDED AND RESTATED
              REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT


        THIS AMENDMENT NO. 2 ("Amendment") is entered into as of December 1, 1995, by and among TELXON CORPORATION ("Telxon"), a corporation organized under the laws of the State of Delaware, THE RETAIL TECHNOLOGY GROUP, INC. ("Retail"), a corporation organized under the laws of the State of Delaware, TELETRANSACTION, INC. ("Teletransaction"), a corporation organized under the laws of the State of Delaware, ITRONIX CORPORATION ("Itronix"), a corporation organized under the laws of the State of Washington, MICROOFFICE SYSTEMS TECHNOLOGY, INC. ("MicroOffice"), a corporation organized under the laws of the State of Delaware, PTC AIRCO, INC. ("PTC"), a corporation organized under the laws of the State of Delaware (Telxon, Retail, Teletransaction, Itronix, MicroOffice and PTC, each a "Borrower" and, jointly and severally, the "Borrowers"), the undersigned financial institutions (collectively the "Lenders") and THE BANK OF NEW YORK COMMERCIAL CORPORATION ("BNYCC"), a corporation organized under the laws of the State of New York, as agent for Lenders (BNYCC in such capacity, the "Agent").

                                  BACKGROUND
                                  ----------

        Borrowers, Lenders and Agent are parties to an Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of March 31, 1995 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lenders provide Borrowers with certain financial accommodations.

        Borrowers have requested that Agent and Lenders amend the Loan Agreement and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

        NOW, THEREFORE, in consideration of any loan or advance of grant of credit heretofore of hereafter made to or for the account of Borrowers by Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.
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        2.      AMENDMENT TO LOAN AGREEMENT.  Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is bereby amended as follows:

        (a) The following definition in Section 1.2 of the Loan Agreement is hereby amended in its entirety to provide as follows:

                "Subordinated Debt Documentation" shall mean, collectively, Indenture A and Indenture B.

        (b) The following defined terms are hereby added to Section 1.2 of the Loan Agreement in their appropriate alphabetical order:

                "Amendment Date" shall mean December 1, 1995.

                "Indenture A" shall mean the Indenture dated as of June 1, 1987 between Telxon and AmeriTrust Company National Association, the 7 1/2% Convertible Subordinated Debentures Due 2012 dated as of the date of their respective authentication, in the aggregate principal amount of $46,000,000 issued by Telxon and all agreements, documents and instruments executed in connection therewith.

                "Indenture B" shall mean the Indenture dated as of December 1, 1995 between Telxon and Bank One Trust Company, N.A., the [5-3/4]% Convertible Subordinated Debentures Due 2003 dated as of the date of their respective authentication, in the aggregate original principal amount not to exceed $86,250,000 issued by Telxon and all agreements, documents and instruments executed in connection therewith.

        (c) Section 6.8 of the Loan Agreement is hereby amended in its entirety to provide as follows:

                "Indebtedness to Tangible Net Worth Ratio. Cause to be maintained as of the end of each fiscal quarter of Borrowers a ratio of Indebtedness of Telxon and its Subsidiaries on a Consolidated Basis (excluding the Indebtedness of Telxon evidenced by Indenture B) to (a) the sum of Tangible Net Worth plus (b) the Subordinated Indebtedness (excluding the Indebtedness of Telxon evidenced by Indenture B) no greater than 1.45 to 1.00."

        (d) Section 7.17 of the Loan Agreement is hereby amended in its entirety to provide as follows:

        "Prepayment of Indebtedness. At any time, directly or indirectly, prepay any Indebtedness for borrowed money (other than to Lenders), or repurchase, redeem, retire or otherwise acquire any Indebtedness of any Borrower except for regularly scheduled sinking fund and interest payments permitted pursuant


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to the terms of (x) Indenture A as in effect on the Closing Date and (y)
Indenture B as in effect on the Amendment Date."

        (3) Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent: (i) Agent shall have received complete copies of Indenture B (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof and (ii) Agent shall have received six (6) copies of this Amendment executed by Borrowers and Lenders and consented and agreed to by Guarantors, and such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent, Lenders or their counsel, each of which shall be in form and substance satisfactory to Agent, Lenders and their counsel.

        (4) REPRESENTATIONS AND WARRANTIES. Borrowers hereby represents and warrants as follows:

                (a) This Amendment and the Loan Agreement, as ammended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                (b) Upon the effectiveness of this Amendment, Borrowers hereby reaffirm all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended herby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

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                (c)     No Event of Default or Default has occurred and is
        continuing or would exist after giving effect to this Amendment.

                (d) Borrowers have no defense, counterclaim of offset with respect to the Loan Agreement.

        5.      EFFECT ON THE LOAN AGREEMENT

        (a) Upon the effectiveness of SECTION 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

        (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

        (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

        6. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

        7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

        8. COUNTERPARTS. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an orginal and all of which taken together shall constitute one and the same agreement.

        IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                        TELXON CORPORATION

                                         By: /S/ Kenneth W. Haver
                                           ----------------------------
                                           Name: _______________
                                           Title: ______________
                                           3330 West Market Street
                                           Akron, Ohio  44333

                                        (SIGNATURES CONTINUED ON NEXT PAGE)

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                                        THE RETAIL TECHNOLOGY GROUP, INC.

                                         By: /S/ Kenneth W. Haver
                                           -------------------------------
                                           Name: _________________
                                           Title: ________________
                                           3330 West Market Street
                                           Akron, Ohio  44333

                                        TELETRANSACTION, INC.

                                         By: /S/ Kenneth W. Haver
                                           ------------------------------
                                           Name: _________________
                                           Title: ________________
                                           3330 West Market Street
                                           Akron, Ohio  44333

                                        ITRONIX CORPORATION

                                         By: /S/ Kenneth W. Haver
                                           ------------------------------
                                           Name: _________________
                                           Title: ________________
                                           South 801 Stevens
                                           Spokane, WA  99204

                                        MICROOFFICE SYSTEMS TECHNOLOGY, INC.

                                         By: /S/ Kenneth W. Haver
                                           ------------------------------
                                           Name: _________________
                                           Title: ________________
                                           3330 West Market Street
                                           Akron, Ohio  44333

                                        PTC AIRCO, INC.

                                         By: /S/ Kenneth W. Haver
                                           ------------------------------
                                           Name: _________________
                                           Title: ________________
                                           3330 West Market Street
                                           Akron, Ohio  44333


                                        (SIGNATURES CONTINUED ON NEXT PAGE)

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                                THE BANK OF NEW YORK COMMERCIAL
                                CORPORATION, as Lender and as Agent

                                 By: /S/ Daniel J. Murray
                                    -----------------------------
                                    Daniel J. Murray, Vice President
                                    1290 Avenue of the Americas
                                    New York, New York 10104

                                 COMMITMENT PERCENTAGE: 50%

                                BANKAMERICA BUSINESS CREDIT, INC.,
                                as Lender

                                 By: /S/ Richard Levenson
                                    -----------------------------
                                    Name: Richard Levenson
                                    Title: Vice President
                                    40 East 52nd Street
                                    New York, New York  10022

                                 COMMITMENT PERCENTAGE: 50%

CONSENTED AND AGREED TO:

Telxon Foreign Sales Corp.

By: /S/ Gerald J. Gabriel
   ----------------------
   Name: ________________
   Title: _______________

AIRONET Wireless Communications, Inc.

By: /S/ Kenneth W. Haver
   ----------------------
   Name: ________________
   Title: _______________


Telxon Trading Co., Inc.

By: /S/ Kenneth W. Haver
   ----------------------
   Name: ________________
   Title: _______________

(SIGNATURES CONTINUED ON THE NEXT PAGE)

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Penright! Corporation

By: /S/ Kenneth W. Haver
    -----------------------
    Name: _________________
    Title: ________________

Metanetics Corporation

By: /S/ Kenneth W. Haver
    -----------------------
    Name: _________________
    Title: ________________

Telxon Products, Inc.

By: /S/ Kenneth W. Haver
    -----------------------
    Name: _________________
    Title: ________________


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